Exhibit 99.14

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
           Series 1998-6A, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                7.419193
                                                        ----------------------
       Weighted average maturity                                       347.14
                                                        ----------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
            Principal Per     Prepayments Per  Interest Per
     Class   Certificate        Certificate    Certificate    Payout Rate
     -----   -----------        -----------    -----------    -----------
       1PO  $  1.06676857     $  0.14681058    $ 0.00000000   %0.00000000
       1A1  $ 37.33832386     $ 36.30415004    $ 4.26054036   %6.75000004
       1A2  $  0.00000000     $  0.00000000    $ 5.62500000   %6.75000000
       1A3  $  0.00000000     $  0.00000000    $ 4.83333395   %5.80000075
       1A4  $  0.00000000     $  0.00000000    $ 8.00000000   %9.60000000
       1A5  $  0.00000000     $  0.00000000    $ 5.62500000   %6.75000000
       1A6  $  0.00000000     $  0.00000000    $ 5.62500000   %6.75000000
       1R   $  0.00000000     $  0.00000000    $ 0.00000000   %0.00000000
       1M   $  0.81175326     $  0.00000000    $ 5.58088729   %6.75000029
       1B1  $  0.81175601     $  0.00000000    $ 5.58088725   %6.75000021
       1B2  $  0.81175246     $  0.00000000    $ 5.58088719   %6.75000015
       1B3  $  0.81175092     $  0.00000000    $ 5.58088779   %6.75000092
       1B4  $  0.81175746     $  0.00000000    $ 5.58089721   %6.75001226
       1B5  $  0.81175898     $  0.00000000    $ 5.58087998   %6.74999149

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                          Accrual Amount
      Class
       N/A             $      N/A

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                               $      34,517.93
                                                                     -----------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:            $ 166,630,794.04
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                 544
                                                                 --------------
       3.
     Beginning Aggregate Class  Ending Aggregate         Ending
       Certificate Principal   Class Certificate   Single Certificate
Class         Balance          Principal Balance        Balance         Cusip
-----         -------          -----------------        -------         -----
1PO  $             180,142.63  $      179,948.61  $           989.45  GEC986PO1
1A1  $          97,811,402.08  $   92,989,680.30  $           720.09  36158GBH0
1A2  $          32,504,000.00  $   32,504,000.00  $         1,000.00  36158GBJ6
1A3  $           8,050,050.00  $    8,050,050.00  $         1,000.00  36158GBK3
1A4  $           2,683,350.00  $    2,683,350.00  $         1,000.00  36158GBL1
1A5  $           4,100,000.00  $    4,100,000.00  $         1,000.00  36158GBM9
1A6  $          18,080,000.00  $   18,080,000.00  $         1,000.00  36158GBN7
SUP1 $         163,123,283.70  $  158,304,090.94  $           814.19  GE986SUP1
1R   $                   0.00  $            0.00  $             0.00  36158GCD8
1M   $           3,723,567.84  $    3,720,521.33  $           991.35  36158GBP2
1B1  $           1,610,271.95  $    1,608,954.47  $           991.35  36158GBQ0
1B2  $             905,839.98  $      905,098.85  $           991.35  36158GBR8
1B3  $             804,639.89  $      803,981.56  $           991.35  36158GCE6
1B4  $             402,518.38  $      402,189.05  $           991.35  36158GCF3
1B5  $             603,513.65  $      603,019.88  $           991.35  36158GCG1

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             3        Principal Balance       $    986,257.01
                               --------                              -----------
       2.   60-89 days
            Number             0        Principal Balance       $          0.00
                               --------                              -----------
       3.   90 days or more
            Number             0        Principal Balance       $          0.00
                               --------                              -----------
       4.   In Foreclosure
            Number             3        Principal Balance       $    794,088.36
                               --------                              -----------
       5.   Real Estate Owned
            Number             0        Principal Balance       $          0.00
                               --------                              -----------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                $          0.00
                                                                      ----------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                 1A3             %               5.80000075
                 1A4             %               9.60000000

E.     Other Information:

       1.   Special Hazard Loss Amount:                         $          0.00
                                                                   -------------

       2.   Bankruptcy Loss Amount:                             $          0.00
                                                                   -------------

       3.   Fraud Loss Amount:                                  $          0.00
                                                                   -------------

       4.   Certificate Interest Rate of the Class S Certificate:  %0.00000000
                                                                    -----------

     F.   Ending Notional Component Balances (if applicable):

                                   Ending Notional Balance
             Class
       Class 1A5_1           $                           0.00
       Class 1A5_2           $                           0.00

     Ending Component Principal Balances (if applicable):

                                  Ending Component Balance
             Class
       Class 1A5_1           $                   1,780,000.00
       Class 1A5_2           $                   2,320,000.00